UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2011
COMPLETE PRODUCTION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32858	72-1503959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Katy Freeway, Suite 300 Houston, Texas	77079 (Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 372-2300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
COMPLETE PRODUCTION SERVICES, INC. EXHIBIT INDEX TO FORM 8-K
EX-23.1
EX-99.1
EX-101 INSTANCE DOCUMENT
EX-101 SCHEMA DOCUMENT
EX-101 CALCULATION LINKBASE DOCUMENT
EX-101 LABELS LINKBASE DOCUMENT
EX-101 PRESENTATION LINKBASE DOCUMENT
EX-101 DEFINITION LINKBASE DOCUMENT

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits
SIGNATURE

Item 8.01 Other Events
     Complete Production Services, Inc. (the “Company,” “we,” “our”) is filing this Current Report on Form 8-K to revise portions of our Annual Report on Form 10-K for the year ended December 31, 2010 to retrospectively reflect, for all periods presented therein: (i) our Southeast Asian business as discontinued operations and (ii) the restructuring of our operating segments by combining our remaining product sales business into our drilling services operating segment.
     As disclosed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, we had three reportable operating segments prior to July 1, 2011: completion and production services, drilling services and product sales. During July 2011, as a result of the sale of our Southeast Asian business, we restructured our reportable segments to better reflect our current operations. Commencing with our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, we began accounting for our Southeast Asian business as discontinued operations and we combined the remaining product sales business into our drilling services operating segment.
     The adjustments to prior disclosures included in Exhibit 99.1 to this Current Report on Form 8-K are limited to (i) adjustments to retrospectively reflect our Southeast Asian business as discontinued operations and the aforementioned change in our segment reporting and (ii) updates regarding post-December 31, 2010 acquisitions and dispositions and an amendment to our senior credit facility. All other information provided in Exhibit 99.1 to this Current Report, including all forward-looking information, remains unchanged from the Annual Report on Form 10-K for the year ended December 31, 2010, and speaks as of the date of such report. Such forward-looking information has not been updated to reflect actual events or occurrences after the dates that the information was first presented, and it should not be read as the Company’s current forecast or outlook. The information in this Current Report, including the Exhibit, should be read in conjunction with our Annual Report for the year ended December 31, 2010, our Quarterly Reports for the quarters ended March 31, June 30 and September 30, 2011 and all other documents filed by the Company with the Securities and Exchange Commission, including Exhibit 99.1 to the other Current Report on Form 8-K filed as of the date hereof containing revisions to our Quarterly Report for the quarter ended March 31, 2011.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
No.		Exhibit Title
23.1	—	Consent of Independent Registered Accounting Firm

99.1	—	Revisions to the following sections of our Annual Report on Form 10-K for the year ended December 31, 2010:
•	Part I, Item 1: Business

•	Part II, Item 6: Selected Financial Data

•	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operation

•	Part II, Item 8: Financial Statements and Supplemental Data

101*	—	Complete Production Services, Inc. Annual Report on Form 10-K for the year ended December 31, 2010, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Balance Sheets at December 31, 2010 and December 31, 2009, (ii) the Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008, (iii) the Consolidated Stockholders’ Equity for the years ended December 31, 2010, 2009 and 2008, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008, and (v) the Notes to Consolidated Financial Statements (tagged as blocks of text).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 18, 2011

Complete Production Services, Inc.
By:	/s/ Jose A. Bayardo
Jose A. Bayardo
Sr. Vice President and Chief Financial Officer

COMPLETE PRODUCTION SERVICES, INC.
EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM

Exhibit
No.		Exhibit Title
23.1	—	Consent of Independent Registered Accounting Firm

99.1	—	Revisions to the following sections of our Annual Report on Form 10-K for the year ended December 31, 2010:
•	Part I, Item 1: Business

•	Part II, Item 6: Selected Financial Data

•	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operation

•	Part II, Item 8: Financial Statements and Supplemental Data

101*	—	Complete Production Services, Inc. Annual Report on Form 10-K for the year ended December 31, 2010, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Balance Sheets at December 31, 2010 and December 31, 2009, (ii) the Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008, (iii) the Consolidated Stockholders’ Equity for the years ended December 31, 2010, 2009 and 2008, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008, and (v) the Notes to Consolidated Financial Statements (tagged as blocks of text).